MERRILL LYNCH PACIFIC FUND, INC.

                     Supplement dated March 8, 2002 to the
           Statement of Additional Information dated April 12, 2001


     The section captioned "Directors and Officers" beginning on page 16 is amended as follows:

     The biography of Stephen I. Silverman appearing on page 16 is deleted and is replaced by the following biography of James Russell. Mr. Russell is primarily responsible for the day-to-day management of the Fund's portfolio.

         JAMES RUSSELL (49) -- Portfolio Manager(1)(2) -- Mr. Russell was a Vice President of the Manager from 1994 to 1997 and has held the office of Managing Director since 1998.


Code # 10241-04-01ALL